SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                                 Telebyte, Inc.
                (Name of Registrant as Specified in its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:


            --------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:


            --------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


            --------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:


            --------------------------------------------------------------------

      (5)   Total fee paid:


            --------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:


            --------------------------------------------------------------------

      (2)   Form, Schedule or Registration Statement no.:


            --------------------------------------------------------------------

      (3)   Filing Party:


            --------------------------------------------------------------------

      (4)   Date Filed:


            --------------------------------------------------------------------

                              [LOGO] TELEBYTE INC.

                                270 Pulaski Road
                            Greenlawn, New York 11740

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 26, 2002
--------------------------------------------------------------------------------

To the Stockholders of Telebyte, Inc.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Telebyte, Inc., a Delaware corporation (the "Company"), will be held at the Company's executive offices at 270 Pulaski Road, Greenlawn, New York 11740 on August 26, 2002 at 10:00 a.m., local time, for the following purposes:

      (1)   To elect a Board of four directors.

      (2) To transact such other business as may properly come before the Meeting.

      Only stockholders of record at the close of business on July 8, 2002 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                              By Order of the Board of Directors


                                              Kenneth S. Schneider
                                              Chairman
Greenlawn, New York

July 23, 2002

================================================================================
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF TELEBYTE, INC., AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. A STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.
================================================================================

                              [LOGO] TELEBYTE INC.

                                270 Pulaski Road
                            Greenlawn, New York 11740

                                 PROXY STATEMENT

                  SOLICITING, VOTING AND REVOCABILITY OF PROXY

      This Proxy Statement is being mailed to all stockholders of record of Telebyte, Inc. (the "Company") at the close of business on July 8, 2002 in connection with the solicitation by the Board of Directors (the "Board") of Proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") to be held at the Company's executive offices at 270 Pulaski Road, Greenlawn, New York 11740 on August 26, 2002 at 10:00 a.m., local time, or any adjournment thereof. The Proxy and this Proxy Statement were mailed to stockholders on or about July 23, 2002.

      All shares represented by Proxies duly executed and received will be voted on the matters presented at the Meeting in accordance with the instructions specified in such Proxies. Proxies so received without specified instructions will be voted FOR the nominees named in the Proxy to the Company's Board of Directors. The Board does not know of any other matters that may be brought before the Meeting nor does it foresee or have reason to believe that Proxy holders will have to vote for substitute or alternate nominees to the Board. In the event that any other matter should come before the Meeting or any nominee is not available for election, the persons named in the enclosed Proxy will have discretionary authority to vote all Proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

      The total number of shares of Common Stock of the Company ("Common Shares") outstanding and entitled to vote as of July 8, 2002 was 1,253,631. The Common Shares are the only class of securities of the Company entitled to vote on matters presented to the stockholders of the Company, each share being entitled to one non-cumulative vote. A majority of the Common Shares outstanding and entitled to vote as of July 8, 2002, or 626,816 Common Shares, must be present at the Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Only stockholders of record as of the close of business on July 8, 2002 will be entitled to vote.

      With regard to the election of directors, votes may be cast in favor or withheld. Directors shall be elected by a plurality of the votes cast. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals.

      Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. However, neither abstentions nor broker non-votes will be counted for the purpose of determining whether a particular proposal has been approved. Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to the election of directors.

      Any person giving a Proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. The Proxy may be revoked by filing with the Company written notice of revocation or a fully executed Proxy bearing a later date. The Proxy may also be revoked by affirmatively electing to vote in person while in attendance at the Meeting. However, a stockholder who attends the Meeting need not revoke a Proxy given and vote in person unless the stockholder wishes to do so. Written revocations or amended Proxies should be sent to the Company at 270 Pulaski Road, Greenlawn, New York 11740, Attention: Corporate Secretary. The Company's Board of Directors is soliciting the Proxy. The Company will bear the cost of the solicitation of Proxies, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of the Company's shares. Solicitations will be made primarily by mail, but certain directors, officers or employees of the Company may solicit Proxies in person or by telephone, telecopier or telegram without special compensation.

Executive Compensation

The following table provides summary information concerning the cash and certain other compensation paid or accrued by the Company during the last three fiscal years to the executive officers of the Company whose cash compensation exceeded $100,000. The table includes Company contributions on the officer's behalf to the Company's 401(k) Plan.

                           Summary Compensation Table

-----------------------------------------------------------------------------------------------------------------------------------
                       Annual Compensation                                             Long-Term Compensation
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Awards                         Payouts
                                                                       ------------------------------------------------------------
    (a)            (b)       (c)          (d)             (e)               (f)           (g)             (h)           (i)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Long-Term
Name and                                              Other Annual      Restricted        Stock        Incentive     All Other
Principal          Year    Salary     Bonus           Compensation     Stock Awards    Options/SARs      Payout    Compensation
Position                     ($)        ($)                ($)             (No.)           (No.)           ($)         ($)
-----------------------------------------------------------------------------------------------------------------------------------
Kenneth S          2001   $151,259         0                 0               0               0          $4,080(3)    $ 4,437
Schneider          ----------------------------------------------------------------------------------------------------------------
Chairman, CEO,     2000   $136,836         0                 0               0               0          $4,080(3)    $ 5,110
Secretary &        ----------------------------------------------------------------------------------------------------------------
Director           1999   $125,685         0                 0               0               0          $4,080(3)    $ 5,112
                    (1)
-----------------------------------------------------------------------------------------------------------------------------------
Joel A             2001          0         0                 0               0               0               0             0
Kramer
(Former)
President, CEO &
Director
                   ----------------------------------------------------------------------------------------------------------------
                   2000          0         0                 0               0               0               0             0
                   ----------------------------------------------------------------------------------------------------------------
                   1999   $10,574         0             $1,726(2)            0               0               0       $95,243(4)
                    (1)
-----------------------------------------------------------------------------------------------------------------------------------
Michael            2001   $100,000         0                 0               0               0               0       $ 6,537
Breneisen
President,
COO, CFO,
Treasurer &        ----------------------------------------------------------------------------------------------------------------
Director           2000   $ 85,577         0                 0               0               0               0       $ 6,503
                   ----------------------------------------------------------------------------------------------------------------
                   1999   $ 75,000   $15,000                 0               0               0               0       $ 3,251
-----------------------------------------------------------------------------------------------------------------------------------

      (1) Mr. Kramer left the employ of the Company in January 1999, at which time Dr. Schneider was elected the Chief Executive Officer by the Board of Directors, and at which time he dropped the title of Vice President.

      (2) Commissions-Mr. Kramer received a 2.5% commission of net sales to customers not located within the United States.

      (3)   Deferred Compensation - see Long-Term Incentive Plans Table below.

      (4)   Consulting services and fringes.

             Long-Term Incentive Plans - Awards in Last Fiscal Year

---------------------------------------------------------------------------------------------------------------------
                                                                          Estimated Future Payouts under
                                                                           Non-Stock Price-Based Plans
                                                                -----------------------------------------------------
                           Number of      Performance or
                         Shares, Units     Other Period
                           or Other      Until Maturation         Threshold              Target            Maximum
Name                      Rights (#)        Or Payout                ($)                   ($)               ($)
---------------------------------------------------------------------------------------------------------------------
Kenneth S. Schneider          --          April 16, 2010         $26,667(1)            $26,667(1)        $26,667(1)
Chairman, CEO,
Secretary & Director
---------------------------------------------------------------------------------------------------------------------

      (1) In 1990, the Company entered into a deferred compensation agreement with Kenneth S. Schneider, pursuant to which he will receive a defined amount, approximately 30% of his 1990 base salary, each year for a period of 10 years after reaching age 65. The deferred compensation plan is funded through life insurance and is being provided for currently. The expense charged to operations in 2001 for such future obligations was $4,080.

                   Aggregate Option Grants in Last Fiscal Year

---------------------------------------------------------------------------------------------------------------------
                                                     % of Total Options         Exercise or
                            Number of Options       Granted to Employees        Base Price           Expiration
Name                             Granted            in Fiscal Year 2001          ($/Share)              Date
---------------------------------------------------------------------------------------------------------------------
Michael Breneisen                   0                      --                      --                    --
---------------------------------------------------------------------------------------------------------------------
Kenneth S. Schneider                0                      --                      --                    --
---------------------------------------------------------------------------------------------------------------------

The following table sets forth information concerning each exercise of stock options during fiscal 2001 by each of the named executive officers and fiscal year-end value of unexercised options:

           Aggregate Option Exercises in Last Fiscal Year and Fiscal
                             Year-End Option Values

---------------------------------------------------------------------------------------------------------------------
                                                                    Number of Unexercised       Value of Unexercised
                          Shares Acquired on      Value Realized          Options at          In-the-Money Options at
Name                         Exercise (#)              ($)            December 31, 2001        December 31, 2001 (1)
---------------------------------------------------------------------------------------------------------------------
Michael Breneisen                  0                    0                 210,000(2)                    $0
---------------------------------------------------------------------------------------------------------------------
Kenneth S. Schneider               0                    0                 205,000(2)                    $0
---------------------------------------------------------------------------------------------------------------------

      (1) Calculation based upon the closing price of the Company's common stock ($0.81 per share) as reported by Nasdaq Trading and Market Services on December 31, 2001.

      (2) 60,000 option shares vest June 30, 2004, and 100,000 option shares vest January 1, 2005; subject, however, to accelerated events if certain targets are met.

Compensation Plans and Other Compensation

The Company's Board of Directors, with the approval of the stockholders, has adopted a Stock Option Plan (the "2001 Plan") and has reserved for issuance thereunder 500,000 shares of the Company's common stock. As of December 31, 2001, there were 500,000 shares available for grants under the 2001 Plan. Pursuant to the 2001 Plan, the Company may grant options under the 2001 Plan which are intended either to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("Incentive Stock Options"), or not to qualify ("Nonstatutory Stock Options").

The 2001 Plan provides for its administration by the Board of Directors or by a committee (the "Stock Option Committee") consisting of at least one director chosen by the Board of Directors. The Board of Directors or the Stock Option Committee has authority (subject to certain restrictions) to select from the group of eligible employees, non-employee directors, consultants and advisors the individuals or entities to whom options will be granted, and to determine the times at which and the exercise price for which options will be granted.

The exercise price of shares underlying an Incentive Stock Option may not be less than the fair market value (as such term is defined in the 2001 Plan) of the common stock on the date upon which such option is granted. In addition, in the case of a recipient of an Incentive Stock Option who, at the time the option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or of a parent or subsidiary corporation of the Company (a "10% Stockholder"), the exercise price of the shares subject to such option must be at least 110% of the fair market value of the common stock on the date upon which such option is granted.

The exercise price of shares underlying a Nonstatutory Stock Option will be determined by the Board of Directors or the Stock Option Committee at the time of grant and need not be equal to or greater than the fair market value of the Company's common stock.

The Company's Board of Directors, with the approval of the stockholders, has adopted a Stock Option Plan (the "1999 Plan") and has reserved for issuance thereunder 500,000 shares of the Company's common stock. As of December 31, 2001, options to purchase an aggregate of 454,000 shares have been granted and there were 46,000 shares available for grants under the 1999 Plan. Pursuant to the 1999 Plan, the Company may grant options under the 1999 Plan which are intended either to qualify as "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("Incentive Stock Options"), or not to qualify ("Nonstatutory Stock Options").

The 1999 Plan provides for its administration by the Board of Directors or by a committee (the "Stock Option Committee") consisting of at least one director chosen by the Board of Directors. The Board of Directors or the Stock Option Committee has authority (subject to certain restrictions) to select from the group of eligible employees, non-employee directors, consultants and advisors the individuals or entities to whom options will be granted, and to determine the times at which and the exercise price for which options will be granted.

The exercise price of shares underlying an Incentive Stock Option may not be less than the fair market value (as such term is defined in the 1999 Plan) of the common stock on the date upon which such option is granted. In addition, in the case of a recipient of an Incentive Stock Option who, at the time the option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or of a parent or subsidiary corporation of the Company (a "10% Stockholder"), the exercise price of the shares subject to such option must be at least 110% of the fair market value of the common stock on the date upon which such option is granted.

The exercise price of shares underlying a Nonstatutory Stock Option will be determined by the Board of Directors or the Stock Option Committee at the time of grant and need not be equal to or greater than the fair market value of the Company's common stock.

In 1994 the Company adopted the 1993 Stock Option Plan (the "1993 Plan") under which options to purchase 100,000 shares of the common stock were reserved. All directors, officers or other key employees of the Company are eligible to participate in the 1993 Plan, which is administered by the Board of Directors of the Company. As of December 31, 2001, there were options to purchase 32,050 shares available under the 1993 Plan. Pursuant to the 1993 Plan, the Company is permitted to issue incentive stock options.

In 1987, the Company adopted a plan, which provided for grants to officers and key employees of the Company, of incentive stock options to purchase up to an aggregate of 250,000 shares of the Company's common stock. Options to purchase 10,000 shares are outstanding.

In 2001, the Company adopted the Employee Stock Purchase Plan, which was approved by our stockholders on July 12, 2001. In accordance with Section 423 of the Internal Revenue Code, eligible employees may authorize payroll deductions of their salary to purchase shares of the Company's common stock at the lower of 85% of the fair market value of common stock on the first or last day of the offering period. An eligible employee may purchase up to 2,000 shares of stock during any single offering period. No shares were purchased under the 2001 Employee Stock Purchase Plan during the year ended December 31, 2001. The Company expects the first offering period to begin on January 1, 2003 and end on June 30, 2003. The maximum number of shares offered under the 2001 Employee Stock Purchase Plan is 400,000 shares.

The Company has an informal bonus plan in which officers and other key personnel participate. The bonus award, if any, is fixed annually by the Board of Directors. There were no bonuses paid under this plan during fiscal year 2001.

The Company maintains a deferred compensation plan under Internal Revenue Code
Section 401(k). All employees are eligible to participate; the Company contributes 50% of the first 2% deferred by the employee. Each employee may voluntarily contribute up to 15% of annual compensation, or the maximum allowed as determined by the Internal Revenue Code.

During 2000, the Company renewed, for an additional three-year term, the employment agreement with Kenneth S. Schneider. The employment agreement provides that Dr. Schneider would receive a minimum salary of $151,259 per annum. During the employment period, Dr. Schneider is entitled upon termination or expiration of the agreement under certain circumstances (including a change of control) to certain severance benefits.

During 1999, the Company entered into a three year employment agreement with Michael Breneisen. The employment agreement provides that Mr. Breneisen will receive a minimum salary of $100,000 per annum. During the employment period Mr. Breneisen is entitled upon termination or expiration of the agreement under certain circumstances (including a change of control) to certain severance benefits. During 2001, the Board of Directors voted to extend this agreement for an additional three years when it comes up for renewal.

Except for life and medical insurance benefit programs, which are available to all employees, the Company has no other compensation plans.

The outside directors do not receive a per meeting fee, but do receive reimbursement of expenses for attending each meeting and is eligible to receive stock options.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth as of December 31, 2001 information concerning
(i) the shares held by each person or group known to own beneficially more than 5% of the outstanding shares of common stock, (ii) shares owned by the Chief Executive Officer (iii) shares owned by all executive officers and directors as a group.

----------------------------------------------------------------------------------------------------------
                            Name and Address of               Amount and Nature of         Percent of
   Title of Class           Beneficial Owner                    Beneficial Owner              Class
----------------------------------------------------------------------------------------------------------
       Common               Kenneth S. Schneider                   328,037(1)                 23.6%
                            270 Pulaski Road
                            Greenlawn, NY 11740
----------------------------------------------------------------------------------------------------------
       Common               Michael Breneisen                       81,900(2)                  5.9%
                            270 Pulaski Road
                            Greenlawn, NY 11740
----------------------------------------------------------------------------------------------------------
       Common               Jamil Sopher                            44,230(3)                  3.2%
                            270 Pulaski Road
                            Greenlawn, NY 11740
----------------------------------------------------------------------------------------------------------
       Common               Jonathan D. Casher                      6,000(4)                  0.4%
                            270 Pulaski Road
                            Greenlawn, NY 11740
----------------------------------------------------------------------------------------------------------
                            All executive officers and              460,167                    33.1%
                            directors
                            As a group (4 in number)
----------------------------------------------------------------------------------------------------------

      (1) Includes 45,000 shares issuable upon exercise of stock options granted under the Company's 1999 Stock Option Plan. Does not include 160,000 shares issuable upon exercise of stock options under the 1999 Plan. Of such options 60,000 option shares vest June 30, 2004, and the remaining 100,000 option shares vest January 1, 2005; subject, however, to acceleration if certain targets are met.

      (2) Includes 5,000 shares issuable upon exercise of stock options granted under the Company's 1987 Stock Option Plan. Includes 45,000 shares issuable upon exercise of stock options granted under the Company's 1999 Stock Option Plan. Does not include 160,000 shares issuable upon exercise of stock options under the 1999 Plan. Of such options 60,000 option shares vest June 30, 2004, and the remaining 100,000 option shares vest January 1, 2005; subject, however, to acceleration if certain targets are met.

      (3) Includes 20,000 shares issuable upon exercise of stock options granted under the Company's 1993 Stock Option Plan. Includes 15,000 shares issuable upon exercise of stock options granted under the Company's 1999 Stock Option Plan.

      (4) Includes 1,000 shares issuable upon exercise of stock options granted under the Company's 1993 Stock Option Plan. Includes 5,000 shares issuable upon exercise of stock options granted under the Company's 1999 Stock Option Plan.

Includes 15,000 shares issuable upon exercise of stock options granted under the Company's 1993 Stock Option Plan.

Certain Relationships and Related Transactions

Effective January 20, 1999, Joel A. Kramer, then the Chairman of the Board, President and Chief Executive Officer of the Company, resigned such positions. However, it was intended that Mr. Kramer would serve as a consultant to the Company through January 19, 2002 for an aggregate consideration of $165,000 plus reimbursement for certain expenses. In addition, the Company purchased all of the shares of common stock of the Company owned by Mr. Kramer and Mr. Kramer agreed to cancel options to purchase 10,000 shares of common stock of the Company for an aggregate consideration of $1,075,190, of which $867,510 was for such shares, $17,680 was for the cancellation of such options and $190,000 was in exchange for Mr. Kramer's restrictive covenant. In addition, Mr. Kramer agreed not to compete with the business of the Company until January 19, 2003 and released the Company from certain potential claims relative to his previous employment. The Company transferred a life insurance policy to Mr. Kramer, previously maintained for Mr. Kramer's benefit and having a cash value of approximately $80,000.

In December 1999, the Company received information indicating that Mr. Kramer had breached certain of the non-competition provisions of the Consulting Agreement entered into by Mr. Kramer and the Company and also of the Stock Purchase Agreement and the Termination Agreement entered into by Mr. Kramer and the Company. In response to this information the Company asserted its rights under the Consulting Agreement and cancelled it for cause on January 12, 2000, and ceased making payments thereunder. The Company is considering what further legal action it may take if any with respect to this situation as warranted under the circumstances.

Effective January 20, 1999 Dr. Kenneth S. Schneider was elected as Chairman of the Board and Chief Executive Office and Michael Breneisen as President and Chief Operating Officer of the Company. Dr. Schneider was a co-founder of the Company and has served as a Senior Vice President, Secretary, Treasurer and Director. Mr. Breneisen has served as Vice President and Chief Financial Officer; he will also continue to serve as Chief Financial Officer and act as a Director.

                        PROPOSAL 1: ELECTION OF DIRECTORS

      Four directors are to be elected at the Meeting to serve until the next annual meeting of stockholders and until their respective successors have been elected and have qualified, or until their earlier resignation or removal. If for some unforeseen reason one or more of the nominees is not available as a candidate for director, the Proxies may be voted for such other candidate or candidates as may be nominated by the Board.

Nominees for Director

      All four of the nominees are currently directors of the Company. The following table sets forth the positions and offices presently held with the Company by each nominee, his age as of July 8, 2002 and the year in which he became a director. Proxies not marked to the contrary will be voted in favor of each such nominee's election. The Board recommends a vote FOR all nominees.

                                     Positions and Offices
                                     Presently Held with                Director
Name                        Age      the Company                        Since
--------------------------------------------------------------------------------

Kenneth S. Schneider        57       Chairman of the Board of           1983
                                     Directors, Chief Executive
                                     Officer, Secretary and Director

Michael Breneisen           37       President, Chief Operating and      1999
                                     Financial Officer, Treasurer and
                                     Director

Jamil Sopher                58       Director                           1996

Jonathan D. Casher          57       Director                           2000

      Dr. Schneider has served as Chairman of the Board and Chief Executive Officer of the Company since January 1999. He has also served as Secretary since March 1991. Dr. Schneider served as Vice President and Treasurer of the company from August 1983 to January 1999. He was elected a Director on July 12, 2001 for a term of one year or until the next annual meeting of shareholders.

      Mr. Breneisen has served as President and Chief Operating Officer of the Company since January 1999 and Chief Financial Officer since January 1997. Mr. Breneisen has also served as Treasurer since March 2000. He served as Controller of the Company from July 1992 to January 1999 and Vice President from January 1997 to January 1999. He was elected a Director on July 12, 2001 for a term of one year or until the next annual meeting of shareholders.

      Mr. Sopher currently is an independent consultant. Mr. Sopher worked for Unisphere Inc. from September 2000 to March 2001. Mr. Sopher worked for the World Bank where he was employed from 1980 to 2000. Mr. Sopher received a Bachelor of Science Degree and M. Eng. (Elect.) Degree from Cornell University and an MBA from Harvard University. He was elected a Director on July 12, 2001 for a term of one year or until the next annual meeting of shareholders.

      Mr. Jonathan D. Casher is the founder, Chairman and CEO of RECAP, Inc. and has worked for RECAP since 1989. Mr. Casher received a Bachelor Degree in Operations Research from Cornell University and a Masters Degree from the MIT Sloan School of Management. He was elected a Director on July 12, 2001 for a term of one year or until the next annual meeting of shareholders.

Meetings and Compensation

      During the fiscal year ended December 31, 2001, the Board of Directors held seven meetings. All Directors attended all of the meetings.

      The Company does not have a standing nominating committee of the Board of Directors or a committee performing similar functions. The Board as a whole currently performs these functions.

      The Board of Directors formed a Compensation Committee in 1999 for the purpose of recommending to the Board the compensation for corporate officers for the ensuing year. Members of the Compensation Committee are Mr. Sopher and Mr. Casher. The full Board of Directors reviews the Committee's recommendations regarding executive compensation. The Committee held one meeting in 2001. No fee is paid to such committee members.

      The Board of Directors formed an Audit Committee in 2001 to meet and review with the Company's independent auditors the plan, scope and results of its audits. Members of the Audit Committee are Mr. Sopher, Mr. Casher and Dr. Schneider. There was one meeting of the Audit Committee during the fiscal year ended December 31, 2001. No fee is paid to such committee members.

Audit Committee

      Audit Committee members, Messrs. Casher and Sopher, are "independent" for purposes of Rule 4200(a)(14) of The National Association of Securities Dealers' ("NASD") listing standards. That is, the Company's Board of Directors has determined that neither of them has a relationship with the Company that might interfere with their independence from the Company and its management. For purposes of NASD Rule 4200(a)(14), Dr. Schneider's service as a member of the Audit Committee is not considered "independent" given that Dr. Schneider is employed by and serves as a director of the Company.

Audit Committee Report

      The Audit Committee of the Board of Directors is comprised of three directors: Mr. Sopher, Dr. Schneider and Mr. Casher.

      The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities by reviewing the Company's consolidated financial reports, its internal financial and accounting controls, and its auditing, accounting and financial reporting processes generally. In 2001, the Board of Directors approved and adopted a written Audit Committee Charter.

      In discharging its oversight responsibilities regarding the audit process, the Audit Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the year ended December 31, 2001, with Company management and Grant Thornton LLP ("Grant"), the independent auditors. The Audit Committee received the written disclosures and the letter from Grant required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with Grant any relationships which might impair that firm's independence from management and the Company, and satisfied itself as to the auditors' independence. The Audit Committee reviewed and discussed with Grant all communications required by generally accepted auditing standards, including Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended.

      Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

/s/ Mr. Sopher
/s/ Mr. Casher
/s/ Dr. Schneider

      The foregoing Audit Committee Report shall not be deemed "filed" with the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934.

Independent Accountants

      At the recommendation of the Company's Audit Committee, on July 16, 2002, the Company's Board of Directors terminated the engagement of Grant Thornton LLP as the Company's independent public accountants and engaged Holtz Rubenstein & Co., LLP to serve as the Company's independent public accountants for its fiscal year ending December 31, 2002. The decision to change independent public accountants was made by the Company's Board of Directors on July 15, 2002.

      The report of Grant Thornton LLP for the Company's fiscal year ended December 31, 2000 and December 31, 2001 does not contain an adverse opinion or a disclaimer of opinion, or a qualification or modification as to uncertainty, audit scope or accounting principles. In connection with the audit for the Company's fiscal years ended December 31, 2000 and December 31, 2001 and subsequent interim period, there were no disagreements with Grant Thornton LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Grant Thornton's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

      During the Company's two most recent fiscal years and subsequent interim period prior to engaging Holtz Rubenstein & Co, LLP, neither the Company nor any person acting on its behalf consulted with Holtz Rubenstein & Co., LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, where either a written report or oral advice was provided that Holtz Rubenstein & Co., LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement with Grant Thornton LLP or a reportable event.

      A representative from Holtz Rubenstein & Co., LLP is expected to attend the annual meeting and to have the opportunity to make a statement at the meeting if he or she desires to do so, and to be available to respond to appropriate questions that may be raised at the meeting. Grant Thornton LLP will not be represented at the meeting.

Principal Accounting Firm Fees

      The following table sets forth the aggregate fees, including out-of-pocket expenses, billed to the Company for the fiscal year ended December 31, 2001 by the Company's principal accountants, Grant Thornton LLP.

Annual Audit Fees                                                     $37,000

Review of Quarterly Reports                                           $ 5,750

Financial Information Systems
Design and Implementation Fees                                           None

All Other Fees:
Tax Services                                                          $18,500(a)

Other Fees                                                            $ 3,250(a)
                                                                      -------
                                                                      $64,500

(a) The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountants' independence.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16"), requires that reports of beneficial ownership of Common Shares and changes in such ownership be filed with the Securities and Exchange Commission (the "SEC") by Section 16 "reporting persons," including directors, certain officers, holders of more than 10% of the outstanding Common Shares and certain trusts of which reporting persons are trustees. The Company is required to disclose in this Proxy Statement each reporting person whom it knows to have failed to file any required reports under Section 16 on a timely basis during the fiscal year ended December 31, 2001. To the Company's knowledge, based solely on a review of copies of Forms 4 and 5 furnished to it and written representations that no other reports were required, during the fiscal year ended December 31, 2001, the Company's officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them.

                              STOCKHOLDER PROPOSALS

      Stockholder proposals intended to be presented at the Company's 2003 Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8 of the SEC, promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Secretary of the Company at the principal executive offices of the Company by January 27, 2003 for inclusion in the Company's Proxy Statement and form of Proxy relating to such meeting.

OTHER BUSINESS

      While the accompanying Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the Meeting, the Company has no knowledge of any matters to be presented at the Meeting other than the election of directors in the notice. However, the enclosed Proxy gives discretionary authority in the event that any other matters should be presented.

                                   FORM 10-KSB

      A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, as filed with the Securities and Exchange Commission (excluding exhibits), has been furnished with this Proxy Statement to each stockholder entitled to vote at the meeting.

                                            By Order of the Board of Directors


                                            Kenneth S. Schneider, Ph.D
                                            Chairman of the Board and
                                            Chief Executive Officer

Greenlawn, New York

July 23, 2002